                                                                    Exhibit 99.1

                     DORSEY TRAILERS, INC. CASE NO. 00-06792
                                  Balance Sheet
                             As of January 27, 2001

                          ASSETS

Current assets
Cash
      Pre-petition bank accounts                                $     34,382
      Post-petition bank accounts
              Operating                                              506,483
               Payroll                                                28,332
               Tax                                                    28,573
      Petty cash                                                       1,180
                                                                ------------
        Total cash                                                   598,950

Accounts receivable
    Pre-petition                                                     447,161
    Post-petition                                                    231,428
  Allowance for doubtful accounts                                    (17,368)
  Other receivable                                                    51,554
                                                                ------------
    Total accounts receivable                                        712,775

Inventory
  Raw materials                                                    7,001,704
  Work-in-process                                                    113,479
  Finished goods                                                     438,318
  Used trailers                                                      184,919
  Inventory reserves                                              (4,948,070)
                                                                ------------
    Total inventory                                                2,790,350

Other current assets                                                  91,474
                                                                ------------
Total current assets                                               4,193,549

 Property, plant and equipment                                     6,140,000

Other assets
   Note receivable                                                   443,376
   Deposits                                                          125,844
                                                                ------------
    Total other assets                                               569,220
                                                                ------------

Total assets                                                    $ 10,902,769
                                                                ============


         LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable  Pre-petition                                $ 16,051,030
  Accounts payable  Post-petition                                    133,615
  Accrued expenses  Pre-petition                                   4,053,336
  Accrued expenses  Post-petition                                     86,764
  Revolving line of credit                                         1,730,362
  Other debt                                                       8,180,153
                                                                ------------
    Total current liabilities                                     30,235,260

Long-term pension liability Pre-petition                           1,600,000
Long-term warranty reserve Pre-petition                              516,000
                                                                ------------

Total liabilities                                                 32,351,260
                                                                ------------

Stockholders' deficit
Preferred stock, $.01 par value, 500,000 shares
     authorized; none issued or outstanding                               --
Common stock, $.01 par value, 30,000,000 shares
     authorized, 5,054,049 shares issued and outstanding              50,540
Additional paid-in capital                                         2,731,378
Accumulated deficit                                              (24,230,409)
                                                                ------------
  Total stockholders' deficit                                    (21,448,491)
                                                                ------------

Total liabilities and stockholders' deficit                     $ 10,902,769
                                                                ============


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

                     DORSEY TRAILERS, INC. CASE NO. 00-06792
                             Statement of Operations
                      For the Month Ending January 27, 2001


Sales                                            $ 398,949
Cost of sales                                      574,022
                                                 ---------
Gross loss                                        (175,073)

Selling, general and
     administrative expenses                       205,393
                                                 ---------
Loss from operations                              (380,466)

Interest expense, net                               64,823
                                                 ---------
Loss before income taxes                          (445,289)
Provision for (benefit from) income taxes               --
                                                 ---------

Net loss                                         $(445,289)
                                                 =========


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

                     DORSEY TRAILERS, INC. CASE NO. 00-06792
               AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
                             AS OF JANUARY 27, 2001

                       ACCOUNTS PAYABLE     ACCOUNTS
                          & ACCRUED        RECEIVABLE
                          EXPENSES        (PRE & POST-
                        (POST-PETITION)     PETITION)
                       ----------------   ------------

Current to 30 days        $220,379        $ 55,685

31 to 60 days                   --         170,266

61 to 90 days                   --         214,440

91 to 120 days                  --         166,828

121 days and older              --          71,370
                          --------        --------

Total                     $220,379        $678,589
                          ========        ========


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

                     DORSEY TRAILERS, INC. CASE NO. 00-06792
                              OTHER MONIES ON HAND
                             AS OF JANUARY 27, 2001


 Other Monies on hand:
 (identify any other monies on hand such as petty cash, etc. and amount)

                     1  Petty Cash                       $ 1,180
                                                         =======





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

                     DORSEY TRAILERS, INC. CASE NO. 00-06792
                         STATEMENT OF STATUS OF PAYMENTS
                      MADE TO SECURED CREDITORS AND LESSORS
                      FOR THE MONTH ENDING JANUARY 27, 2001

 Secured creditors:

        1.)    Foothill Capital Corp.

               Regular contracted payment:                           $ -  per            -
                                                          ---------------     -------------
               Adequate protection payment offered:                  $ -  per            -
                                                          ---------------     -------------
               Current period adequate protection payments made by wire:          Date       Amount

                                                                                1/4/2001     $   5,266
                                                                                1/5/2001        18,353
                                                                                1/8/2001        18,353
                                                                                1/8/2001       147,080
                                                                                1/9/2001       198,248
                                                                               1/10/2001        31,940
                                                                               1/11/2001        11,556
                                                                               1/11/2001        91,137
                                                                               1/16/2001         2,709
                                                                               1/16/2001        39,212
                                                                               1/17/2001         7,123
                                                                               1/18/2001         8,148
                                                                               1/18/2001        54,154
                                                                               1/19/2001        76,951
                                                                               1/22/2001        21,729
                                                                               1/23/2001         7,427
                                                                               1/24/2001           546
                                                                               1/25/2001       107,253
                                                                               1/26/2001         5,097
                                                                                             ---------
                                                                                             $ 852,282

               Number of Post-petition adequate protection payments not made since filing: #         -     Amount           $ -
                                                                                             ----------           --------------

        2.)    Bankhead Enterprises

               Regular contracted payment:                      $ 89,251  per  quarter.
                                                          ---------------
               Adequate protection payment offered:                  $ -  per            -
                                                          ---------------     -------------
               Check number of current period adequate protection payment                -       Amount        $ -
                                                                              -------------             -----------
               Number of Post-petition adequate protection payments not made since filing: #     1          Amount      $ 89,251
                                                                                             ----------           --------------

        3.)    Small Business Administration

               Regular contracted payment:                      $ 40,500  per  month.
                                                          ---------------
               Adequate protection payment offered:                  $ -  per
               Check number of current period adequate protection payment                -       Amount        $ -
                                                                              -------------             -----------
               Number of Post-petition adequate protection payments not made since filing: #          -     Amount           $ -
                                                                                             ----------           --------------

               Note:  SBA payments had been deferred until February 3, 2001 per a moratorium granted July 17, 2000.

 Lessors whose leases have not been rejected:

               None for this period



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                   DORSEY TRAILERS, INC. CASE NO. 00-6792-WRS
                             PREPARER'S CERTIFICATE


As the preparer of the foregoing report, I hereby certify under penalty of perjury that the information contained herein is truthful, complete, and accurate to the best of my knowledge and belief.


Dated: February 23, 2001           /s/ Allyson V. Turnbull
       -----------------           -----------------------
                                   Preparer's Signature


                                   /s/ Keith B. Lonergan
                                   ---------------------------------
                                   Debtor's Signature


                                   Allyson V. Turnbull, Corporate Controller
                                   -----------------------------------------
                                   Preparer's name (typed/printed)


                                   1315 Hickman St.
                                   ---------------------------------
                                   Preparer's address


                                   Elba, Alabama   36323
                                   ---------------------------------
                                   City       State        Zip



                             CERTIFICATE OF SERVICE

The undersigned hereby certifies that a copy of the foregoing report has this date been served on all parties in interest and the bankruptcy administrator by placing a copy of the sale in the United State mail with sufficient postage prepaid.


Done this 1st day of March, 2001.


                                   /s/ Cameron A. Metcalf
                                   ---------------------------------
                                   Signature


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